Filed Pursuant to Rule 497(e)
                                                 Registration File No: 333-67926


          SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION ("SAI")
                    OF ADVANTAGE ADVISERS MULTI-SECTOR FUND I

                           200 Park Avenue, 24th Floor
                            New York, New York 10166
                                 (212) 667-4225

                 Supplement dated October 31, 2005 to the SAI of
              Advantage Advisers Multi-Sector Fund I (the "Fund").

The following updates and revises certain information regarding the Fund's officers provided in the Statement of Additional Information dated March 31, 2005:

Mr. Vineet Bhalla was elected as Chief Financial Officer of the Fund by the Board of Trustees on July 27, 2005.

Mr. Reuben Kopel is no longer a Vice President of the Fund.